Derivative Financial Instruments - Summary of Fair Value of Derivative Financial Instruments (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Assets
Current portion	$ 1.4	$ 5.4
Non-current	0.7	4.1
Liabilities
Current portion	(4.5)	(8.1)
Net derivative financial instruments	$ (2.4)	$ 1.4